USAA INTERNATIONAL FUND

Fund Shares (USIFX), Institutional Shares (UIIFX)

Class A (UAIFX), and R6 Shares (URITX)

Supplement dated March 1, 2021, to the Prospectus

dated October 1, 2020, and Supplemented December 14, 2020,

and February 12, 2021 ("Prospectus")

Effective March 1, 2021, Lazard Asset Management LLC ("Lazard") is no longer a subadviser to the USAA International Fund (the "Fund"); and therefore, all references to Lazard are removed from the Prospectus.

In addition, effective immediately, THB Asset Management ("THB"), an investment franchise of Victory Capital Management Inc., has been added as a portfolio management team responsible for managing all or a portion of the Fund.

The second paragraph under "INVESTMENT ADVISER" on page 7 is deleted and replaced with the following:

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's RS Investments Global ("RS Global"), Trivalent Investments ("Trivalent"), and THB Asset Management ("THB") investment franchises, its Victory Solutions platform, and Wellington Management Company LLP ("Wellington Management"), which has been retained to serve as a subadviser.

The "PORTFOLIO MANAGERS" table on page 8 is amended to remove references of the Lazard portfolio management team and include the following:

Tenure with
	Title	the Fund
Christopher N. Cuesta	Chief Investment Officer, THB Asset Management	March 2021
Manish Maheshwari	Portfolio Manager, THB Asset Management	March 2021

The following disclosure has been added to the end of "How are the decisions to buy and sell securities made?" on pages 12-13.

THB

THB seeks to identify and invest Fund assets in equity securities of companies that, in the team's opinion, are undervalued in the market. The THB investment team may invest in both growth and value stocks. In constructing its portfolio, THB uses a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. Investments are selected based on an active fundamental process, which combines financial analysis and proprietary research to evaluate potential investments' management and long-term outlook and business strategies. THB fully integrates environmental, social, and governance ("ESG") factors into its established quality assessment framework.

Under the section titled "PORTFOLIO MANAGERS" on pages 22-24, the following disclosure has been added as a subsection for THB:

THB

Christopher N. Cuesta, Chief Investment Officer, THB Asset Management, a Victory Capital investment franchise. He joined Victory Capital in March 2021 when Victory Capital acquired the assets of THB. Prior to that, Mr. Cuesta was with THB since 2002, serving as a portfolio manager of THB's micro-cap products since 2004 and the small-cap products since 2005. Prior to joining THB, Mr. Cuesta worked for Salomon Smith Barney from 1999 to 2002, and Van Eck Associates from 1995 to 1999. Mr. Cuesta received a BS from Fordham University in 1995 and is a Chartered Financial Analyst.

Manish Maheshwari, Portfolio Manager, THB Asset Management, a Victory Capital investment franchise. He joined Victory Capital in March 2021 when Victory Capital acquired the assets of THB. Prior to that, Mr. Maheshwari was with THB since 2011 serving as a portfolio manager of THB's micro-cap products. Prior to joining THB, Mr. Maheshwari worked for Barclays Capital, MBIA/Cutwater, UBS, Deutsche Bank, Morgan Stanley and Dresdner Bank. Mr. Maheshwari received an MS in Financial Mathematics from the University of Chicago and a B.Tech in Chemical Engineering from the Indian Institute of Technology BHU (Varanasi).

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

INT-STATPRO-SUP3(0321)

USAA INTERNATIONAL FUND

Fund Shares (USIFX), Institutional Shares (UIIFX)

Class A (UAIFX), and R6 Shares (URITX)

Supplement dated March 1, 2021,

to the Statement of Additional Information ("SAI")

dated October 1, 2020

and Supplemented December 14, 2020, January 7, 2021, and February 12, 2021

Effective March 1, 2021, Lazard Asset Management LLC ("Lazard") is no longer a subadviser to the USAA International Fund (the "Fund"); and therefore, all references to Lazard are removed from the SAI.

In addition, THB Asset Management ("THB"), an investment franchise of Victory Capital Management Inc., has been added to the Fund's portfolio management team. The section titled "Portfolio Manager Disclosure" beginning on page 84 is updated to reflect the following:

THB

Accounts Managed

The following table sets forth accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of October 31, 2020.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Name of	# of Accts	# of Accts	# of Accts	# of Accts	# of Accts	# of Accts
Portfolio	Total Assets	Total Assets	Total Assets	Total Assets	Total Assets	Total Assets
Manager	(millions)	(millions)	(millions)	(millions)	(millions)	(millions)
Christopher					0/$0	0/$0
N. Cuesta	1/$50.8	4/$226.8	58/$153.2	0/$0
Manish				0/$0	0/$0	0/$0
Maheshwari	1/$50.8	4/$226.8	58/$153.2

Portfolio Ownership: As of February 28, 2021, no portfolio managers of THB beneficially owned any shares of the USAA International Fund.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

OCT1-SAI-SUP4(0321)